Exhibit 10.13

AGREEMENT

     AGREEMENT (this “Agreement”) dated as of April 1, 2004 by Entrust Financial Services, Inc., a Colorado corporation (the “Company”), and Entrust Mortgage, Inc., a Colorado corporation (“Entrust”), for the benefit of BBSB, LLC, Colorado limited liability company (the “Holder”).

     WHEREAS, on December 31, 2002 (the “Original Effective Date”), the Company executed and delivered to the Holder a promissory note (the “Original Note”) in the principal amount of $2,000,000 (the “Principal Amount”).

     WHEREAS, the indebtedness represented by the Original Note is guaranteed and secured pursuant to, among other things, (i) the Guaranty executed by Entrust as of the Original Effective Date for the benefit of the Holder (the “Guaranty”), (ii) the Security Agreement dated as of the Original Effective Date between Entrust and the Holder (the “Security Agreement”), and (iii) the Pledge Agreement dated as of the Original Effective Date executed by the Company for the benefit of the Holder (the “Pledge Agreement”). Copies of the Guaranty, the Security Agreement and the Pledge Agreement are attached hereto as Exhibit A, Exhibit B and Exhibit C, respectively.

     WHEREAS, in connection with the Original Note, the Company and the Holder entered into the Registration Rights Agreement dated as of the Original Effective Date (the “Registration Rights Agreement”) and the Escrow Agreement dated as of the Original Effective Date (the “Escrow Agreement”). Copies of the Registration Rights Agreement and the Escrow Agreement are attached hereto as Exhibit D and Exhibit E, respectively

     WHEREAS, the Company is presently in default under the terms of the Original Note and the Company and the Holder have agreed to restructure the Original Note by amending and restating the Original Note in accordance with the terms of the Amended and Restated Promissory Note executed and delivered by the Company as of the date hereof (this “Note”). A copy of the Note is attached hereto as Exhibit F. In exchange for the restructuring of the Original Note, the Holder has agreed to agreed to waive the Company’s uncured Events of Default existing under the Original Note known to the Holder.

     WHEREAS, as an inducement to the Holder to accept the Note and waive the uncured Events of Default existing under the Original Note known to the Holder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Entrust have agreed to affirm the continued enforceability of the Guaranty, the Security Agreement, the Pledge Agreement, the Registration Rights Agreement and the Escrow Agreement and the applicability of the foregoing agreements to the Note.

     NOW, THEREFORE, the parties hereby agree as follows:

     1.    Continued Effectiveness of Agreements. The indebtedness represented by this Note is guaranteed and secured pursuant to the Guaranty, the Security Agreement and the Pledge Agreement. Entrust hereby agrees that the Guaranty and the Security Agreement shall remain in full force and effect and applicable to the indebtedness under the Note. The Company hereby agrees that the Pledge Agreement shall remain in full force and effect and applicable to the indebtedness under the Note. In addition, the Company agrees that the Registration Rights Agreement and the Escrow Agreement shall remain in full force and effect.

     2.    Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Colorado without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Colorado or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Colorado.

     3.    Parties in Interest. This Agreement shall bind and inure to the benefit of the parties hereto, their respective successors and assigns.

     4.    Entire Agreement. This Agreement, including the Exhibits attached hereto, and the Note contain the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersede all prior agreements, negotiations, representations and proposals, written and oral, relating thereto.

     5.    Counterparts. This Agreement may be executed in two or more counterparts, including with facsimile signatures, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

* * * * *

     IN WITNESS WHEREOF, this Agreement is executed as of the date first set forth above.

ENTRUST FINANCIAL SERVICES, INC.

By: /s/ Scott J. Sax Scott J. Sax President

ENTRUST MORTGAGE, INC.

By: /s/ Scott J. Sax Scott J. Sax President

ACKNOWLEDGED AND AGREED:

BBSB, LLC

By:/s/ Steve Shraiberg
      Steve Shraiberg
      Manager

(EXHIBITS WERE PREVIOUSLY FILED WITH ORIGINAL NOTE)